GOING CONCERN	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
GOING CONCERN

2.	GOING CONCERN

These financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assumes that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several adverse conditions cast substantial doubt on the validity of this assumption. The Company has incurred significant operating losses over the past three years (2024 - $208,993; 2023 - $48,820; 2022 - $125,036), as at December 31, 2024 has a deficit of $28,623,030 and its current liabilities exceed its current assets by $697,369 (2023 - $719,054; 2022 $825,243).  As the Company has limited resources and no sources of operating cash flow, there can be no assurances whatsoever that sufficient funding will be available for the Company to continue operations for an extended period of time.

The application of the going concern concept is dependent upon the Company’s ability to raise sufficient funding to pay creditors and to satisfy its liabilities as they become due. Management is actively engaged in the review and due diligence on opportunities of merit and is seeking to raise the necessary capital to meet its funding requirements. There can be no assurance whatsoever that management’s plan will be successful.

If the going concern assumption were not appropriate for these financial statements then adjustments may be necessary in the carrying value of assets and liabilities, the reported expenses and the balance sheet classifications used. Such adjustments could be material.